UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2010

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Retirement of Joseph F. Paquette, Jr.

On February 11, 2010, Mr. Joseph F. Paquette, Jr. informed the Board of Directors of USEC Inc. (the "Company") that he will retire as a director when his current term ends at the 2010 annual meeting of shareholders scheduled for April 29, 2010. Mr. Paquette has been a director since 2001.

(e) Modification of Long-Term Incentive Program

On February 10, 2010, the Compensation Committee of the Board of Directors of the Company approved changes to the annualized award levels for the named executive officers (the "Named Executive Officers") under the Company’s Long-Term Incentive Program for 2010. The Long-Term Incentive Program includes annual grants of restricted stock and non-qualified stock options with vesting periods of three years for executive officers and other plan participants, and the annualized award levels are expressed as a percentage of the executive officer’s base salary. The Long-Term Incentive Program also included a separate performance component. For 2009, this performance component consisted of a one-year performance-based award for the period January 1, 2009 through December 31, 2009 payable in restricted stock that vested over three years (the "Performance Plan"). Target awards for 2009 were based on a percentage of the executive’s base salary as follows: Chief Executive Officer: 100%; other Named Executive Officers: 60%. The Compensation Committee determined not to continue the Performance Plan in 2010 but instead to fold it into the annual grant of restricted stock by increasing the annualized award levels of restricted stock for the Named Executive Officers by an equivalent amount. The changes approved to the annualized award levels of restricted stock for the Named Executive Officers for 2010 are as follows:

……..………………..Restricted Stock…………..PLUS: Performance Plan……….Restricted Stock
……………………….2009 Percentage……….2009 Annualized Target Value…...2010 Percentage
Name………………….(of base salary)…………..(% of base salary)……………….(of base salary)
John K. Welch………………..75%..............................+100%........................................= 175%
John C. Barpoulis…………….60%...............................+60%.........................................= 120%
Philip G. Sewell………………60%...............................+60%.........................................= 120%
Robert Van Namen…………...60%...............................+60%.........................................= 120%
W. Lance Wright…………......40%...............................+60%.........................................= 100%

No changes were made to the annualized award levels of stock options for the Named Executive Officers for 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

February 16, 2010	By:	/s/ John C. Barpoulis

Name: John C. Barpoulis
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)